SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 23, 2013

H. J. HEINZ COMPANY
(Exact name of registrant as specified in its charter)

Pennsylvania	1-3385	25-0542520
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One PPG Place, Suite 3100 Pittsburgh, Pennsylvania	15222
(Address of principal executive offices)	(Zip Code)

412-456-5700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

GENERAL

ITEM 7.01 REGULATION FD.

Attached is H. J. Heinz Company’s press release dated January 23, 2013 furnished herewith as Exhibit 99.1 announcing that it has made an early earn-out payment of $60 million to Transpac Industrial Holdings Ltd., a Singapore-based private equity holding company, and various Transpac Funds, the previous owners of the Company’s Foodstar business in China.  The Company acquired Foodstar in November 2010.  The earn-out payment is in addition to the original purchase price of $165 million.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

Exhibit Number

(Referenced to

Item 601 of

Regulation S-K)	Description of Exhibit
99.1	H. J. Heinz Company Press Release dated January 23, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

H.J. HEINZ COMPANY

		By:	/s/ Arthur B. Winkleblack
Arthur B. Winkleblack
Executive Vice President and
Chief Financial Officer

Dated:	January 23, 2013

EXHIBIT INDEX

Exhibit No.	Description
99.1	H. J. Heinz Company Press Release dated January 23, 2013